UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 10, 2021

Date of Report (Date of earliest event reported)

GOLDEN PATH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-440519	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 PARK AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 917-267-4569

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	GPCOU	The Nasdaq Stock Market LLC
Ordinary Share	GPCO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	GPCOW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	GPCOR	The Nasdaq Stock Market LLC

IMPORTANT NOTICES

Participants in Solicitation

Golden Path Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Golden Path”) and MC Hologram Inc., a Cayman Islands exempted company (the “Company” or “MC”), and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Golden Path’s stockholders in connection with the proposed transaction described is this Report on Form 8-K. Information about Golden Path’s directors and executive officers and their ownership of Golden Path’s securities is set forth in Golden Path’s filings with the U.S. Securities and Exchange Commission (the “SEC”). To the extent that holdings of Golden Path’s securities have changed since the amounts printed in Golden Path’ Prospectus dated June 24, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the below paragraph.

Golden Path is a blank check company incorporated in the Cayman Islands and incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar merger with one or more businesses or entities. Golden Path completed its initial public offering on June 24, 2021 with an offering of 5,750,000 units, at $10.00 per unit, generating gross proceeds of $57,500,000. Each unit consisted of one ordinary share, par value $0.0001, one redeemable warrant to purchase one-half of one ordinary share, and one right to receive one-tenth (1/10) of an ordinary share upon consummation of a business combination. The Units, Ordinary Shares, Rights and Warrants of Golden Path are currently listed on the Nasdaq Capital Market under the symbols “GPCOU,” “GPCO,” “GPCOR” and “GPCOW,” respectively. Golden Path has until June 23, 2022 to consummate a Business Combination. However, Golden Path may extend the period of time to consummate a Business Combination up to nine times, each by an additional month (for a total of 21 months) to complete a Business Combination provided that additional funds are deposited into the trust account established for holding the IPO proceeds.

MC focuses on the R&D and application of holographic technology. MC is committed to providing leading holographic technology services to its customers worldwide. MC’s holographic technology services include high-precision holographic light detection and ranging solutions, or LiDAR, based on holographic technology, exclusive holographic LiDAR point cloud algorithms architecture design, breakthrough technical holographic imaging solutions, holographic LiDAR sensor chip design and holographic vehicle intelligent vision technology to service customers that provide reliable holographic advanced driver assistance systems, or ADAS. MC also provides holographic digital twin technology services for customers and has built a holographic digital twin technology resource library. MC’s holographic digital twin technology resource library captures shapes and objects in 3D holographic form by utilizing a combination of MC’s holographic digital twin software, digital content, spatial data-driven data science, holographic digital cloud algorithm, and holographic 3D capture technology. MC’s holographic digital twin technology and resource library has the potential to become the new norm for the digital twin augmented physical world in the near future.

Additional Information and Where to Find It

This document relates to a proposed business combination transaction between Golden Path and MC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Golden Path intends to file a proxy statement, which will be sent to all Golden Path stockholders. Golden Path also will file other documents regarding the proposed transaction with the SEC.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GOLDEN PATH ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Golden Path through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Golden Path may be obtained free of charge by written request to Golden Path at Golden Path Acquisition Corporation, 100 Park Avenue, New York, NY 10017.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, with respect to the proposed merger transaction between MC and Golden Path, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, MC’s products under development and the markets in which it intends to operate, and MC’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Golden Path’s securities, (ii) the risk that the transaction may not be completed by Golden Path’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Golden Path, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of Golden Path , the satisfaction of at least $5,000,001 in net tangible assets following redemptions by Golden Path’s public stockholders, (iv) the failure of MC to deliver audited financial statements for the years ended December 31, 2019 and 2020 and six month unaudited financial statements in necessary and proper form under SEC regulations before November 30, 2021 and any the absence of material change reflected in such financial statements from financial information previously provided by MC to Golden Path’s board of directors, (v) the receipt of certain governmental and regulatory approvals, (vi) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (viii) the effect of the announcement or pendency of the transaction on MC’s business relationships, performance, and business generally, (ix) risks that the proposed transaction disrupts current plans of MC and potential difficulties in MC employee retention as a result of the proposed transaction, (x) the outcome of any legal proceedings that may be instituted against MC or against Golden Path related to the agreement and plan of merger or the proposed transaction, (xi) the ability to maintain the listing of Golden Path’s securities on the Nasdaq Stock Market Capital Market, (xii) the price of Golden Path’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which MC plans to operate, variations in performance across competitors, changes in laws and regulations affecting MC’s business and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiv) the risk of downturns in the economy across the world as a world of COVID 19, and (xv) the impact of legislative, regulatory, competitive and technological changes to MC’s business or product candidates, including those in China where MC operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Golden Path’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy statement discussed above and other documents filed by Golden Path from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and MC and Golden Path assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither MC nor Golden Path gives any assurance that either MC or Golden Path will achieve its expectations.

Item 1.01. Entry into a Material Definitive Agreement.

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Description of the Merger

On September 10, 2021, Golden Path Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Golden Path”), MC Hologram Inc., a Cayman Islands exempted company (“MC” or the “Company”), and Golden Path Merger Sub Corporation, a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Cayman Islands Companies Act (As Revised) (the “Cayman Companies Act”), the parties intend to effect a business combination transaction whereby the Merger Sub will merge with and into the Company, with the Company being the surviving entity (the Company is hereinafter referred to for the periods from and after the Merger Effective Time as the “Surviving Corporation”) and becoming a wholly owned Subsidiary of Golden Path (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement and simultaneously with the Closing, Purchaser will change its name to “MicroCloud Hologram Inc.”

The Board of Directors of both Golden Path and MC and the stockholders of MC have approved the Merger Agreement and the transactions contemplated by it.

The Merger is expected to close in the first quarter of 2022, following the receipt of the required approval by Golden Path’s stockholders and the fulfillment of other customary closing conditions.

Merger Consideration

Pursuant to the Merger Agreement, the merger is structured as s stock for stock transaction and is intended to be qualified as a tax-free reorganization. The terms of the Merger provide for a valuation of MC and its subsidiaries and businesses of $450,000,000. Based upon a per share value of $10.10 per share, the stockholders of MC will receive approximately 44,554,455 ordinary shares of Golden Path which will represent approximately 84.07% of the combined outstanding shares following the closing, assuming no redemptions by the Golden Path stockholders and assuming conversion of the Golden Path outstanding rights into 602,050 ordinary shares. As of September 9, 2021, there were 7,458,000 ordinary shares of Golden Path issued and outstanding.

Post-Closing Corporate Governance.

Pursuant to the terms of the Merger Agreement, the parties agreed that the Board of Directors of Golden Path will be comprised of 5 members, four of whom will be nominated by MC. In order to continue to satisfy Nasdaq Stock Market listing standards, at least 3 of the members of the Board of Directors will be independent in accordance with Nasdaq listing rules. The four nominees of MC are expected to be PENG Wei, KANG Guohui, ZHOU Mi, and QIN Han, all of whom are residents of the People’s Republic of China. The one nominee of Golden Path is expected to be LIU Jun, who is the resident of the People’s Republic of China.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type, including with respect to the operations and financial condition of Golden Path and MC.

In the Merger Agreement, MC makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) to Purchaser Parties relating to the Company on the following aspects: (1) corporate existence and power, (2) authorization, (3) governmental authorization, (4) non-contravention, (5) capital structure, (6) organizational documents, (7) Subsidiaries, (8) financial statements, (9) books and records, (10) absence of certain changes, (11) properties, title to the Company’s assets, (12) litigation, (13) contracts, (14) licenses and permits, (15) compliance with laws, (16) intellectual property, (17) employees, (18) employment matters, (19) tax matters, (20) environmental laws, (21) finders’ fees, (22) status as not an investment company, (23) no other representations or warranties.

In the Merger Agreement, Purchaser Parties make certain representations and warranties to the Company on the following aspects: (1) corporate existence and power, (2) authorization, (3) governmental authorization, (4) non-contravention, (5) finders’ fees, (6) issuance of shares, (7) capitalization, (8) information supplied, (9) trust account, (10) listing on Nasdaq, (11) board approval, (12) Purchaser SEC Documents and financial statements, (13) litigation, (14) compliance with laws, (15) compliance with anti-corruption and sanction laws, (16) not an investment company, (17) tax matters, (18) contracts, (19) business activities, (20) exclusivity of representations and warranties, (21) no outside reliance. The Purchaser Parties make no representation or warranty on other aspect.

Covenants of the Parties

Each of the parties to the Merger Agreement agrees to the following covenants:

●	From the date of the Merger Agreement to the Closing Date, conduct their respective business only in ordinary course and not take certain acts without written consent from the other parties.

●	From the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement, the Company and the Purchaser Parties shall and shall cause each of their respective directors, officers, Affiliates, managers, consultants, employees, representatives and agents not to solicit or approve an Alternative Transaction and inform the others of any Alternative Proposal.

●	From the date of the Merger Agreement to the Closing Date (inclusive), the Company on one hand and the Purchaser Parties on the other hand shall provide the other party access to information relating to such party’s business.

●	Each of the Company on one hand and the Purchaser Parties on the other hand shall notify the other upon occurrence of certain events.

●	As promptly as reasonably practicable after the execution of the Merger Agreement, Purchaser Parties shall prepare and file a registration statement that includes the proxy statement with the SEC and each of the Purchaser Parties and the Company will furnish to the other all information concerning itself and its Subsidiaries, officers, directors, managers, shareholders and other equity holders that may be reasonably requested in connection with such Proxy/Registration Statement or other filing or application required by Authority in connection with the Transactions.

●	Each of the parties will and cause its Subsidiaries to use reasonable best efforts to obtain material consents of third party required to consummate the Transactions.

●	Each of the parties will use reasonable best efforts to take and cause to be done all things necessary or desirable and cooperate with the others to consummate the Transactions.

●

Each of the parties will give each other a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any governmental Authority relating to the transactions contemplated by the Merger Agreement or the Transaction Documents, to the extent permitted by Law.

●	Each of the parties shall reasonably inform the other, allow the other to participate, and reasonably cooperate, all to the extent permitted by Law, in relation to any Transaction Litigation.

The Company agreed to the following additional covenants: (1) compliance with laws, (2) delivery of the consolidated audited financial statements for the year ended December 31, 2020 and 2019, and unaudited financial statements for the six months ended June 30, 2021, all in accordance with PCAOB standards and SEC regulations, no later than November 30, 2021, and (3) waive claims against Trust Account money.

The Purchaser Parties agree to the following additional covenants: (1) from the date of the Merger Agreement through the Effective Time, to ensure Purchaser’s listing on Nasdaq and to reserve new trading symbol prior to the Effective Time, (2) from the date of the Merger Agreement through the Closing, keep current and timely file all SEC filings and comply with its reporting obligations, (3) appropriate disbursement of Trust Account funds, (4) election of Purchaser’s directors and officers in accordance with the composition contemplated under the Merger Agreement, (5) indemnification and insurance coverage for director and officers of the Company and Purchaser, (6) adopting Section 16 board resolutions, and (7) notifying the Company of any shareholder litigation.

In addition, Golden Path agreed to prepare and file a proxy/registration statement on Form S-4 with the SEC to provide for (i) approval of the Merger and related transactions contemplated by the Merger Agreement; (ii) approval by the Golden Path stockholders to adopt the amended and restated memorandum and articles of association which will be effective following the closing; (iii) approval of a name change from Golden Path Acquisition Corporation to MicroCloud Hologram Inc.; (iv) the election of the five new directors in accordance with the Merger Agreement; and (v) approval of the issuance of the merger consideration shares in accordance with Nasdaq Stock Market listing rules. The proxy/registration statement will also provide for the registration for resale of the ordinary shares being issued to the MC shareholders as part of the merger consideration, subject to the lock-up restrictions described elsewhere in this Form 8-K.

Conditions to Closing

Consummation of the Closing is conditioned on:

●	with respect to all parties: (a) no law or Order preventing the Closing, (b) no action, (c) effectiveness of the Proxy/Registration statement and no stop order thereof, (d) each of the Transaction Documents have been duly executed, (e) Purchaser Shareholders’ Approval, (f) execution of the employment agreement for each Post-Closing Officer, (g) Purchaser shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing.

●	with respect to the Purchaser Parties: (a) Company’s performance of its obligations, (b) Company’s representations and warranties being true and correct, (c) no Company Material Adverse Effect, and (d) the receipt of a closing certificate signed by the CEO of Company.

●	with respect to the Company: (a) Purchaser Parties’ performance of their obligations, (b) Purchaser Parties’ representations and warranties being true and correct, (c) no Purchaser Material Adverse Effect, (d) Purchaser Parties’ compliance with reporting obligations, (e) listing approval by the Nasdaq Stock Market of the Consideration Shares, (f) election of directors to Purchaser’s board pursuant to Merger Agreement, (g) Purchaser’s name has changed to “Micro Hologram Inc.”, (h) receipt of a closing certificate signed by the CEO of Purchaser.

Termination

The Merger Agreement may be terminated by either the Purchaser Parties or the Company if Closing has not occurred by March 31, 2022. Further, Golden Path may terminate the Merger Agreement and the transactions contemplated therein in the event that MC fails to deliver the required financial statements by November 30, 2021 or if such financial statements reflect a material adverse change in the financial condition as reflected in previously provided financial information provided to Golden Path prior to execution of the Merger Agreement.

The Purchaser Parties may terminate the Merger Agreement by written notice to Company if Company has materially breached any covenant, agreement, representations and warranties and failed to cure such breach within 15 days after notification of breach.

The Company may terminate the Merger Agreement by written notice to the Purchaser Parties if any Purchaser Party has materially breached any covenant, agreement, representations and warranties and failed to cure such breach within 15 days after notification of breach.

The Merger Agreement shall become void forthwith upon termination.

OTHER AGREEMENTS

Registration Rights Agreement

In connection with the Closing, certain persons and entities holding securities of the Company prior to the Closing (the “Reg Rights Holders”) shall enter a Registration Rights Agreement attached as an exhibit to the Merger Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Golden Path agrees that, within 15 business days after it becomes eligible to use Form S-3 or its successor form, Golden Path will use its reasonable best efforts to file with the SEC (at its sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders (the “Resale Registration Statement”), and Golden Path shall use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, certain of the Reg Rights Holders can demand up to three underwritten offerings, and all of the Reg Rights Holders will be entitled to piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Lock-up Agreements

Concurrently with the closing of the merger, Purchaser will enter into a lock-up agreement with each of the Company Shareholders with respect to the Consideration Shares received by the Company Shareholders in the Merger. The Lock-up Agreement provides that all shares held by the parties to the Lock-up agreements will be subject to restrictions of sale, transfer or assignment as follows: (A) 50% of the shares until the earlier of (i) six (6) months after the date of the consummation of the Merger or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Merger and (B) the remaining 50% of the shares may not be transferred, assigned or sold until six (6) months after the date of the consummation of the Merger.

Non-competition and non-solicitation agreement

In connection with the Closing, the Purchaser, MC, and Best Road Holdings Limited which is the holder of approximately 19% of the outstanding securities of MC, will enter into a non-compete and non-solicitation agreement with each of the Company Shareholders in favor of the Purchaser and the Company.

Item 3.02. Unregistered Sales of Equity Securities.

Golden Path has entered into an agreement with Peace Asset Management Ltd., a privately held entity, whereby Golden Path will issue an aggregate of 380,000 ordinary shares as compensation to Peace Asset Management for services provided by Peace Asset Management in connection with sourcing MC as a business combination candidate. The ordinary shares issuable to Peace Asset Management have not been and will not be registered prior to their issuance under the Securities Act of 1933, as amended. The ordinary shares will be issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act or Regulation S promulgated by the SEC.

Item 7.01 Regulation FD Disclosure

On September 10, 2021, Purchaser issued a press release announcing the execution of the Merger Agreement by the parties The press release is furnished herewith as Exhibit 99.1 pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1*	Merger Agreement dated as of September 10, 2021 by and among MC Hologram Inc., Golden Path Acquisition Corporation and Golden Path Merger Sub Corp.*
10.1	Registration Rights Agreement dated as of September 10, 2021 by and among Golden Path Acquisition Corporation and the Holders named therein.
99.1	Press Release of Golden Path Acquisition Corporation dated September 10, 2021.

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of September 13, 2021 by the undersigned hereunto duly authorized.

Golden Path Acquisition Corporation

By:	/s/ Shaosen Cheng
Shaosen Cheng
Chief Executive Officer